SUPPLEMENT DATED MAY 21, 2009
TO THE CLASS A, B, AND C SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS
The Manager

Effective June 2, 2009, Mariateresa Monaco, whose biographical information is included in the Sub-Advisors section under Principal Global Investors, LLC (“PGI”), will begin serving as the lead portfolio manager for the 10-40% of the assets to which Principal Management Corporation (“Principal”) will provide investment advisory services. As described in the “Management of the Funds, The Manager” section in the prospectus, Ms. Monaco will function as a co-employee of Principal and PGI.

The Sub-Advisors

Principal Global Investors, LLC (“PGI”)

Effective May 11, 2009, Mariateresa Monaco no longer serves as a portfolio manager for the SmallCap Growth Fund. Thomas Morabito and Phil Nordhus, whose biographical information appears in the prospectus, have assumed day-to-day responsibility for the SmallCap Growth Fund. They operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.